Exhibit 99.1

Lantronix Reports Second Quarter Fiscal 2020 Results

•	Second Quarter Net Revenue was $13.2 Million, Up 9% from the Prior Year and Up 4% Sequentially
•	GAAP EPS, Inclusive of Acquisition and Restructuring Expenses was ($0.06) per share
•	Non-GAAP EPS was $0.03 per share
•	Closed the Acquisition of Intrinsyc Technologies Corporation on January 16, 2020

Irvine, CA – February 12, 2020 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT) today reported results for the second quarter of fiscal 2020 that ended December 31, 2019.

Net revenue totaled $13.2 million, up 9% year over year and 4% sequentially.

GAAP EPS was ($0.06), compared to $0.01 in the year-ago quarter and ($0.11) in the prior quarter and included expenses related to the acquisitions of Maestro and Intrinsyc Technologies Corporation.

Non-GAAP EPS was $0.03, compared to $0.03 in the year-ago second quarter and $0.00 in the prior fiscal quarter.

Business Outlook

For the third quarter of fiscal 2020, Lantronix expects net revenue of $18 million plus or minus 10% and non-GAAP EPS between $0.02 and $0.06.

For Fiscal 2020, Lantronix expects net revenue growth between 30% to 35% and non-GAAP EPS growth between 0% to 10%.

“We are executing on the transformation of Lantronix,” said Paul Pickle, president and CEO of Lantronix. “With the recently announced closure of the Intrinsyc Technologies acquisition, we have further expanded our capabilities within the IoT value stack, and we are quickly becoming a value-added IoT solutions supplier to our customers. We remain focused on revenue growth and as we look to the remainder of the fiscal year, our attention is turning to integration and the realization of efficiencies of scale for the benefit of our shareholders.”

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the second quarter of fiscal 2020 that ended December 31, 2019. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q2 FY 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through March 12, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10139087.

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About Lantronix

Lantronix, Inc. is a global provider of hardware and software solutions for the Internet of Things (IoT) and Out-of-Band Management (OOBM). Lantronix enables its customers to provide intelligent, reliable, and secure IoT and OOBM solutions while accelerating time to market. Lantronix’s solutions dramatically simplify the creation, development, deployment, and management of IoT projects while providing quality, reliability and security across hardware, software, and solutions.

With three decades of proven experience in creating robust machine-to-machine (M2M) technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental, and government.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (viiii) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our acquisition activity and the expected benefits therefrom, operational synergies, our product development efforts, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; the impact of any public health epidemics (including the coronavirus outbreak) on our employees, supply and distribution chains, and the global economy; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

© 2019 Lantronix, Inc. All rights reserved. Lantronix and XPort are registered trademarks, and ConsoleFlow is a trademark, of Lantronix, Inc.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$9,347	$18,282
Restricted cash	6,000	–
Accounts receivable, net	9,379	7,388
Inventories, net	11,024	10,509
Contract manufacturers' receivable	373	1,324
Prepaid expenses and other current assets	1,307	687
Total current assets	37,430	38,190
Property and equipment, net	1,412	1,199
Goodwill	12,458	9,488
Intangible assets, net	1,615	–
Other assets	2,040	67
Total assets	$54,955	$48,944

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,065	$4,716
Accrued payroll and related expenses	2,248	2,060
Warranty reserve	89	116
Short-term debt, net	1,472	–
Other current liabilities	5,248	4,580
Total current liabilities	14,122	11,472
Long-term debt, net	4,418	–
Other non-current liabilities	1,137	206
Total liabilities	19,677	11,678

Commitments and contingencies

Stockholders' equity:
Common stock	2	2
Additional paid-in capital	228,107	226,274
Accumulated deficit	(193,202)	(189,381)
Accumulated other comprehensive income	371	371
Total stockholders' equity	35,278	37,266
Total liabilities and stockholders' equity	$54,955	$48,944

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2019	2019	2018	2019	2018
Net revenue	$13,228	$12,741	$12,114	$25,969	$24,393
Cost of revenue	6,451	6,546	5,453	12,997	10,952
Gross profit	6,777	6,195	6,661	12,972	13,441

Operating expenses:
Selling, general and administrative	4,871	4,473	4,159	9,344	8,430
Research and development	2,336	2,621	2,279	4,957	4,494
Restructuring, severance and related charges	354	749	–	1,103	323
Acquisition-related costs	353	643	–	996	–
Amortization of purchased intangible assets	151	144	–	295	–
Total operating expenses	8,065	8,630	6,438	16,695	13,247

Income (loss) from operations	(1,288)	(2,435)	223	(3,723)	194
Interest income (expense), net	(16)	56	60	40	56
Other income (expense), net	(10)	(43)	8	(53)	(2)
Income (loss) before income taxes	(1,314)	(2,422)	291	(3,736)	248

Provision for income taxes	37	48	14	85	54

Net income (loss)	$(1,351)	$(2,470)	$277	$(3,821)	$194

Net income (loss) per share - basic	$(0.06)	$(0.11)	$0.01	$(0.17)	$0.01
Net income (loss) per share - diluted	$(0.06)	$(0.11)	$0.01	$(0.17)	$0.01
Weighted-average common shares - basic	23,145	22,913	22,091	23,029	20,721
Weighted-average common shares - diluted	23,145	22,913	23,442	23,029	22,263

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data )

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2019	2019	2018	2019	2018

GAAP net income (loss)	$(1,351)	$(2,470)	$277	$(3,821)	$194
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	48	24	23	72	40
Employer portion of withholding taxes on stock grants	–	1	–	1	–
Depreciation and amortization	73	67	45	140	93
Total adjustments to cost of revenue	121	92	68	213	133

Selling, general and administrative:
Share-based compensation	777	459	337	1,236	737
Employer portion of withholding taxes on stock grants	1	5	2	6	8
Depreciation and amortization	53	54	48	107	94
Total adjustments to selling, general and administrative	831	518	387	1,349	839

Research and development:
Share-based compensation	113	95	91	208	152
Employer portion of withholding taxes on stock grants	1	4	–	5	–
Depreciation and amortization	30	26	21	56	32
Total adjustments to research and development	144	125	112	269	184

Restructuring, severance and related charges	354	749	–	1,103	323
Acquisition related costs	353	643	–	996	–
Amortization of purchased intangible assets	151	144	–	295	–
Amortization of manufacturing profit in acquired inventory	–	171	–	171	–
Total non-GAAP adjustments to operating expenses	1,833	2,350	499	4,183	1,346

Interest (income) expense, net	16	(56)	(60)	(40)	(56)
Other (income) expense, net	10	43	(8)	53	2
Provision for income taxes	37	48	14	85	54
Total non-GAAP adjustments	2,017	2,477	513	4,494	1,479
Non-GAAP net income	$666	$7	$790	$673	$1,673

Non-GAAP net income per share - diluted	$0.03	$0.00	$0.03	$0.03	$0.07

Denominator for GAAP net income (loss) per share - diluted	23,145	22,913	23,442	23,029	22,263
Non-GAAP adjustment	1,848	1,834	824	1,791	701
Denominator for non-GAAP net income per share - diluted	24,993	24,747	24,266	24,820	22,964

GAAP operating expenses	$8,065	$8,630	$6,438	$16,695	$13,247
Non-GAAP adjustments to operating expenses	(1,833)	(2,350)	(499)	(4,183)	(1,346)
Non-GAAP operating expenses	$6,232	$6,280	$5,939	$12,512	$11,901

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
IoT	$11,180	$10,221	$9,070	$21,401	$18,037
IT Management	1,832	2,301	2,888	4,133	5,989
Other	216	219	156	435	367
	$13,228	$12,741	$12,114	$25,969	$24,393

	Three Months Ended			Six Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Americas	$5,840	$5,764	$6,182	$11,604	$13,096
EMEA	4,362	4,521	4,080	8,883	7,600
Asia Pacific Japan	3,026	2,456	1,852	5,482	3,697
	$13,228	$12,741	$12,114	$25,969	$24,393

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